Note 17 - Subsequent Events	12 Months Ended
Dec. 31, 2022
Notes to Financial Statements
Subsequent Events [Text Block]
17.	Subsequent events

(a)

Share repurchase program: During January, February and March 2023, the Company under its share repurchase program, repurchased 58,430 shares of common stock for an amount net of expenses paid of $1.0 million.

(b)

Loan repayment: On March 3, 2023, the Company repaid in full the outstanding amount of $11.63 million of the loan of Kamsarmax Two Shipping Ltd. with HSBC and M/V “Ekaterini” was released from its mortgage.

(c)

Loan facility: On March 30, 2023, the Company signed a term sheet with a major commercial banking institution for a loan up to the lesser of $14.0 million or up to 52.5% of the market value of M/V “Ekaterini” mortgaging as collateral the aforementioned vessel. The drawdown will take place in April 2023 and is subject to customary definitive documentation. The loan will be payable in sixteen consecutive quarterly instalments in the amount of $240,000, with a $10,160,000 balloon payment to be made together with the last installment. The interest rate margin is 2.50% over SOFR. The loan will be secured with (i) first priority mortgage over M/V "Ekaterini", (ii) first assignment of earnings and insurance of M/V "Ekaterini" and (iii) other covenants and guarantees similar to the remaining loans of the Company.

(d)

SWAP contracts liquidation: On March 30, 2023, the Company terminated early three interest swap contracts that had entered into with HSBC. The notional amount of the contracts terminated early was $25 million in total. The Company recognized a gain of approximately $1.6 million from the liquidation of these contracts.